                          WALDEN SOCIAL BALANCED FUND
                           WALDEN SOCIAL EQUITY FUND








                                                                   ANNUAL REPORT
                                                                  March 31, 2002

                                                                   ANNUAL REPORT
                                                                  March 31, 2002


Table of Contents
--------------------------------------------------------------------------------
Social Research and Action Update ...........................................  1


Walden Social Balanced Fund
  Market and Performance Review .............................................  2
  Investment Performance ....................................................  4
  Schedule of Portfolio Investments .........................................  5
  Financial Statements ......................................................  7
  Financial Highlights ......................................................  9


Walden Social Equity Fund
  Market and Performance Review ............................................. 10
  Investment Performance .................................................... 12
  Schedule of Portfolio Investments ......................................... 13
  Financial Statements ...................................................... 14
  Financial Highlights ...................................................... 16


Notes to Financial Statements ............................................... 17


Report of Independent Public Accountants .................................... 19


Trustees .................................................................... 20



--------------------------------------------------------------------------------

Social Research and Action Update                                 March 31, 2002
--------------------------------------------------------------------------------

Over the past year, Walden has led or participated in discussions with companies that have raised new issues and others that have affirmed what socially responsive investing is all about. Now we are plunging headlong into "proxy season." As in past seasons, company dialogues alone can produce results, without ever reaching the proxy resolution stage. Likewise, some proxy resolutions are withdrawn after arriving at mutual agreements with companies. Other resolutions will go to the ballot and be voted on by shareholders. Several recent examples are highlighted below:

ARCTIC NATIONAL WILDLIFE REFUGE & INDIAN IMAGES
-----------------------------------------------
  - Walden is a leader in an investor coalition sponsoring a shareholder resolution asking BP to assess the implications of drilling in environmentally sensitive areas, such as the coastal plain of the Arctic National Wildlife Refuge. In an unrelated matter, BP in February renamed its Gulf of Mexico oil exploration operations from Crazy Horse to Thunder Horse, a significant recognition by BP that many Native Americans consider the Crazy Horse name sacred. BP worked with Interfaith Center on Corporate Responsibility, Walden and others to address this concern.

ENVIRONMENTAL PRODUCT DESIGN
----------------------------
  - A new campaign we joined this year is a resolution that asks technology leader DELL to adopt a policy and implement practices of comprehensive producer responsibility. In effect, we are requesting a commitment to minimizing environmental impacts of products during their entire life cycle-manufacture, use, and end-of-life. The manufacture of a typical computer workstation requires hundreds of hazardous chemicals, and the vast majority of computers are not recycled. The National Safety Council estimated that 40 million computers became obsolete in 2001 alone.

CORPORATE GOVERNANCE
--------------------
  - Walden's activism with EMC CORPORATION continues. Our dialogue with the company broke down and so we filed three resolutions on board independence, board inclusiveness and in-person annual general meetings. Subsequently, EMC sought SEC permission to omit the resolutions. The SEC did not find merit in EMC's arguments with regard to the first two, and hence they are on the ballot, but did exclude the AGM issue on "ordinary business" grounds. Recently when the proxy ballots were issued, we discovered that the proxy proposals were somewhat obscured because EMC had failed to provide any identifying description of them on the ballot. A representative of Institutional Shareholder Services, a leading provider of impartial proxy voting services to institutional investors commented, "Frankly, I can't remember ever seeing a proxy containing this type of gross omission before ...[It] is more than unusual. It might even be unprecedented." A coalition of investor proponents has brought the concern to the SEC and is looking to raise investor awareness about EMC's oversight of the proxy process.

DIVERSITY
---------
  - FleetBoston FINANCIAL and BEMIS agreed to strengthen reporting on their diversity records by adopting a policy to make available comprehensive data on the representation of women and minorities across all Equal Employment Opportunity Commission job categories. Walden's resolutions seeking comprehensive diversity reports have been withdrawn.

NONDISCRIMINATION POLICY
------------------------
  - A Walden shareholder resolution filed with TELEFLEX was withdrawn when this leading industrial company agreed to amend its nondiscrimination policy to explicitly include sexual orientation. In the course of dialogue with Walden and before a resolution was filed, AFFILIATED COMPUTER SERVICES amended its policy as well.

VENDOR STANDARDS
----------------
  - In the fall, Walden led the filing of a resolution with TJX to request more information about its vendor standards. The company responded that it has recently adopted a revised Vendor Code of Conduct that set standards for the employment practices and working conditions of its suppliers. They also stated their intent to post the new Code and related materials on their website. Walden is encouraged by TJX's response and will continue to monitor the company's progress.

WALDEN AND PROXY VOTING
-----------------------

Walden takes our responsibility to vote proxies in an informed and comprehensive manner seriously. Our formal proxy voting guidelines are designed to reflect each Fund's positions on key issues related to corporate governance and social change. Walden's proxy voting guidelines and proxy voting records for the Walden Social Balanced Fund and the Walden Social Equity Fund are available by calling 1-800-282-8782 x7050.



--------------------------------------------------------------------------------

Market and Performance                               WALDEN SOCIAL BALANCED FUND
Review (unaudited)                           Manager Commentary by Stephen Moody
--------------------------------------------------------------------------------

THE WALDEN SOCIAL BALANCED FUND AND THE FINANCIAL MARKETS

The Fund returned 4.94% for the period ended 3/31/02, outperforming the Standard and Poor's 500 Stock Index, the Lehman Brothers Government/Credit Bond Index, and the 3-month U.S. Treasury bill. The portfolio has also outperformed the average balanced fund, placing 27th among 494 funds in the Lipper Balanced Funds category for the year ended 3/31/02.(1) For a short period, such above average returns are unremarkable. For longer periods, this excellence is noteworthy. Indeed, without taking undo risk of being in or out of stocks, or of being in highly speculative stocks or bonds, the returns relative to benchmarks are reassuring in such a tumultuous period in American history.

The continuing commitment to equities and to equities of high quality is most explanatory of the above average performance: there have been no "dot coms" or Enron shares in the portfolio. In the last twelve months, equities in the portfolio, for example, rose 6.2% versus a rise of 0.3% in the S&P 500. Bonds were up 5.5% versus a rise of 4.6% in the Lehman Government/Credit Bond Index.

The move upward in equity returns this quarter, some 2.2% in the portfolio versus 0.3% for the S&P, came primarily in March as more evidence emerged that the economy was continuing to recover from its nadir in the late third quarter and early fourth quarter of 2001. The unfolding Enron scandal cast a pall over equities' earnings reliability, but proved to be one more reason to pay a premium for quality and to exact a penalty for a lack of it.

The first quarter of 2002 passed without another successful terrorist act on the United States. The quiet, earnest euphoria of the intervention in Afghanistan is broad and deep in the land. There are some more realistic assessments of the threats ahead. We feel the threats, the realistic threats, are more dangerous than the trauma of September 11 and less likely, but the probability of their occurring is still greater than zero.

THE ECONOMIC OUTLOOK

From a purely economic point of view, the stimulus, both psychological and fiscal, is welcome and appears to have forestalled the recession. The economic stimulus package failed in the wake of an apparent turn in economic events, as the Republicans proved able to dig in their heels again. Of course, the Republicans also are getting an enormous economic stimulus package much more to their liking, a sacrosanct heavy metal defense package, which hardly relates to the real battle of hearts and minds in the Middle East. We are all beneficiaries of the Republicans' deeper tax relief as the effect of last year's tax cut bill begins to reduce actual tax payments.

The real bailout, however, has come from the American economic factors. First, the American consumer has proven inveterate, unstoppable. The nesting we predicted would result from September 11 has resulted in an amazing strength in consumer spending, as if Americans were all buying and furnishing new homes. Dropping energy prices have put dollars back in the hands of American consumers. Automobile promotions had a very stimulating effect and reduced inventory overhangs quickly, this in the largest manufacturing industry in America. Of course, with the Fed's low interest rates and low inflation, mortgage rates remained under 7%, and the result: home prices and sales stopped declining and even strengthened.

Second, American executives made some draconian decisions that, not intuitively, seem to have benefited the economy. Immediately after September 11, there was a widespread flurry of enormous layoffs hiding under the umbrella of the traumatic events. There was also a sale on every conceivable durable good, most importantly automobiles. Inventory reduction was drastic, and unemployment spiked. The financing on automobiles was given away (0% interest loans). The remaining American consumers responded and the layoffs slowed to a trickle; the recovery from the third calendar quarter of negative Gross Domestic Product(2) growth ("GDP") was underway, and we barely had a true recession.

Third, the Government intervention of which we wrote earlier, resulted in significant military and security related spending on a grand scale, which when coupled with the stimulus of the tax cuts such that, when all three of these forces are taken together, has ended our economic downturn, at least for the moment.

There are risks to this happy scene, however. We feel the remaining risk of a terrorist event could undermine consumer confidence even more. The reduction in the inventory overhang means that consumers may have all the material things they believed they needed, at least for the time being, and slow down their buying to a crawl. The Enron scandal has cast a pall across the markets and those less sure of their understanding of the veracity of corporate earnings may shy away from the markets. In response to this environment, we believe, accountants and the earnings they audit along with the corporations' reports should become somewhat more reliable and that will, in the long-run, help. However, right now fear and litigation-fearing accountants may harm stock buying with more bad news. Little going on overseas would prompt us to optimism about strength in our trading partners greater than our own. Japan remains a global drag. The well-intentioned reforms of the Koizumi Government appear stillborn, thanks to Japan's parliament, the Bank of Japan, and bureaucratic inertia. Europe is no common market yet, and OPEC seems content to let petroleum prices come back to


--------------------------------------------------------------------------------

Market and Performance                               WALDEN SOCIAL BALANCED FUND
Review (cont.)                               Manager Commentary by Stephen Moody


levels that are more lucrative before increasing production. Finally, and perhaps most important from a sustainable economic point of view domestically, we anticipate that corporate earnings themselves may simply not recover. Inflation, the normal cover for price increases, is almost non-existent. Without the ability to raise prices back to close to what they were, American companies will not be very profitable. A bearish reading would be that without that rise in prices, profits will not recover, stock prices will not rise more, indeed stocks would give way, as they have for two years, to bonds, the more reliable sources of return.

With respect to the economy and its implications for the portfolio, we believe the writing appears to be on the wall, however, and the recession is over. With this major risk rapidly receding, we feel it appears safe, even prudent, to raise the proportion in equities back closer to portfolio norms, which in the Balanced Fund is in the range of 60 percent equities. The portfolio is currently at 60% equities as of 3/31/02.(+)

We believe there are still risks: a terrorist act, a recovery so weak that it feels like no recovery, and the higher prices of stocks, which makes them of very mixed interest. In our view, for example, technology remains overpriced; winners are at high premiums and losers do not reflect their remaining future risks yet. However, the general economic trends in almost all respects are positive. The turn in the leading indicators that we described in the last report seems to be entrenched. Indeed, in the most recent release of data, every leading indicator component is now a contributor to the rise in the index of leading indicators.

Fixed income portfolios also require adjusting. Cash, in the form of money market instruments, yields little but can yield more with rising rates. We feel treasury inflation index bonds provide both a bond rate of interest and a Treasury bill's inflation protection and so are, still, perhaps the best assets. Our expectation is that short rates will rise closer to long rates, what professionals call a flattening of the yield curve. In this environment, short-term money market instruments should do increasingly well. We also believe that longer term interest rates will rise, not much but they could, therefore, provide reasonable returns in the form of much higher yields than money market instruments, as well as important protection in the event of an economy which stalls or goes back into decline, though we think there is but a chance of this grimmer outcome. We feel intermediate maturities appear the most risky.


/s/ Stephen Moody
Stephen Moody
Portfolio Manager
Boston Trust Investment Management, Inc.





--------------------------------------------------------------------------------
(+) Portfolio compositon is subject to change.
1 The Walden Social Balanced Fund was ranked among the top 17 percent out of 299 Balanced funds tracked by Lipper for the 3-month period ending 3/31/02. The Fund was also ranked among the top 10 percent out of 276 Balanced Funds for the 1-year period ended 03/31/02 according to Lipper Analytical Services, Inc. Lipper Analytical Services, Inc., is an independent organization that compiles performance data on investment companies.
2 The Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.

The above indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.
--------------------------------------------------------------------------------

                                                     WALDEN SOCIAL BALANCED FUND
Investment Performance (unaudited)                                March 31, 2002
--------------------------------------------------------------------------------

Fund Net Asset Value: $10.22


                                                            ANNUALIZED
                                                     -------------------------
                                          QUARTER              SINCE INCEPTION
                                          TO DATE    1 YEAR     JUNE 20, 1999

  WALDEN SOCIAL BALANCED FUND*             1.29%      4.94%         2.41%
  Lipper Balanced Funds Average**          0.03%      1.46%         0.67%
  Standard & Poor's 500 Stock Index**      0.28%      0.24%        -4.24%
  Lehman Brothers Government/Credit
    Bond Index**                          -0.47%      4.64%         7.16%
  90-Day U.S. Treasury Bills**             0.42%      2.62%         4.47%


* After all expenses at an annual rate of 1.00%, the adviser's expense limitation.
**The performance data is calculated from June 17, 1999.


                                    [CHART]


                         Lipper            Walden              90-Day                Lehman Brothers
         S&P 500         Balanced          Social              U.S.                  Gov't./Credit
         Stock           Funds             Balanced            Treasury              Bond
         Index           Average           Fund                Bills                 Index

6/99     10000           10000             10000               10000                  10000
          9688            9692              9970               10039                   9972
          9640            9575              9830               10079                   9964
          9376            9454              9600               10118                  10054
          9969            9722              9930               10160                  10080
         10172            9856             10060               10201                  10074

12/99    10771           10181             10329               10244                  10012
         10230            9906             10127               10289                  10009
         10036            9947             10006               10333                  10134
         11018           10471             10783               10382                  10280
         10686           10275             10642               10430                  10230
         10467           10147             10410               10481                  10221
         10725           10340             10743               10530                  10429
         10557           10314             10712               10582                  10540
         11213           10783             11106               10634                  10688
         10621           10543             10773               10687                  10729
         10576           10508             10965               10743                  10797
          9742           10102             10642               10798                  10981

12/00     9790           10353             10859               10855                  11198
         10137           10578             10859               10911                  11386
          9213           10123             10438               10958                  11503
          8629            9702             10182               11006                  11556
          9300           10114             10520               11041                  11469
          9362           10133             10592               11074                  11536
          9135            9988             10356               11106                  11591
          9045            9979             10479               11139                  11880
          8479            9677             10192               11170                  12032
          7794            9177              9874               11194                  12143
          7943            9376             10018               11215                  12451
          8552            9743             10428               11232                  12247

12/01     8629            9794             10549               11248                  12150
          8935           10006             10549               11297                  12354
          8120            9573             10559               11343                  12481

3/02      8425            9771             10685               11360                  12228


The above information is not covered by the Report of Independent Public Accountants.

The chart represents a historical investment of $10,000 in the Walden Social Balanced Fund from June 20, 1999, to March 31, 2002, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Standard & Poor's 500 Stock Index, the Lehman Brothers Government/Credit Bond Index, the Lipper Balanced Funds Average and the 90-Day U.S. Treasury Bill Total Return Index.

The Standard & Poor's 500 Stock Index is an index of stocks that measures the asset-weighted performance of 500 stocks of large-capitalization companies. The Lehman Brothers Government/Credit Bond Index is generally representative of the performance of U.S. Treasury, U.S. government agency, and corporate debt securities. The 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. All indices except the Lipper Balanced Funds Average are unmanaged; they do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. The Lipper Average is an equally weighted index of the largest managed mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.



--------------------------------------------------------------------------------

                                                     WALDEN SOCIAL BALANCED FUND
Schedule of Portfolio Investments                                 March 31, 2002
--------------------------------------------------------------------------------

COMMON STOCKS (60.0%)

SECURITY DESCRIPTION                                     SHARES         VALUE
--------------------                                     ------         -----

BASIC MATERIALS (3.4%)
Bemis Co., Inc. ...............................           3,500       $  190,225
Donaldson Co., Inc. ...........................           6,000          241,260
Praxair, Inc. .................................           2,800          167,440
                                                                      ----------
                                                                         598,925
                                                                      ----------

CAPITAL GOODS (1.4%)
Illinois Tool Works ...........................           3,500          253,225
                                                                      ----------

COMMUNICATION SERVICES (2.8%)
Alltel Corp. ..................................           3,000          166,650
Bellsouth Corp. ...............................           3,000          110,580
Nokia Corp., ADR ..............................           5,200          107,848
SBC Communications, Inc. ......................           3,000          112,320
                                                                      ----------
                                                                         497,398
                                                                      ----------

CONSUMER CYCLICALS (6.8%)
AutoZone, Inc. (b) ............................           1,500          103,275
Costco Wholesale Corp. (b) ....................           5,000          199,100
Home Depot, Inc. ..............................           3,200          155,552
Honda Motor Co. Ltd., ADR .....................           6,000          127,020
Leggett & Platt, Inc. .........................           4,000           99,200
McClatchy Co. .................................           2,000          118,740
Omnicom Group, Inc. ...........................           3,000          283,200
TJX Cos., Inc. ................................           3,000          120,030
                                                                      ----------
                                                                       1,206,117
                                                                      ----------

CONSUMER PRODUCTS (2.6%)
Aptargroup, Inc. ..............................           4,300          150,715
Cintas Corp. ..................................           2,100          104,706
Herman Miller, Inc. ...........................           4,000           95,120
Jones Apparel Group, Inc. (b) .................           3,000          104,850
                                                                      ----------
                                                                         455,391
                                                                      ----------

CONSUMER STAPLES (4.0%)
Alberto-Culver Company Class A ................           2,000           96,400
Avon Products, Inc. ...........................           1,700           92,344
Colgate-Palmolive Co. .........................           4,000          228,600
Kimberly-Clark Corp. ..........................           1,500           96,975
Procter & Gamble Co. ..........................           1,000           90,090
Sysco Corp. ...................................           3,500          104,370
                                                                      ----------
                                                                         708,779
                                                                      ----------

EDUCATIONAL SERVICES (0.8%)
DeVry, Inc. (b) ...............................           5,000          150,650
                                                                      ----------

ENERGY (2.0%)
BP Amoco PLC, ADR .............................           6,000          318,600
Keyspan Corp. .................................           1,000           36,390
                                                                      ----------
                                                                         354,990
                                                                      ----------


COMMON STOCKS (60.0%) - CONTINUED

SECURITY DESCRIPTION                                     SHARES         VALUE
--------------------                                     ------         -----

FINANCIAL SERVICES (10.6%)
American International Group, Inc. ............           2,000       $  144,280
Bank of America Corp. .........................           1,600          108,832
Cincinnati Financial Corp. ....................           3,000          130,980
Fannie Mae ....................................           4,100          327,507
First Virginia Banks, Inc. ....................           2,000          107,260
Fleet Boston Financial Corp. ..................           4,000          140,000
John Hancock Financial Services, Inc. .........           3,000          114,570
Marsh & McLennan Cos ..........................           1,200          135,288
Northern Trust Corp. ..........................           2,500          150,275
State Street Corp. ............................           4,000          221,520
T. Rowe Price Group, Inc. .....................           5,000          194,650
Wilmington Trust Corp. ........................           1,600          107,696
                                                                      ----------
                                                                       1,882,858
                                                                      ----------

HEALTH CARE (12.7%)
Amgen, Inc. (b) ...............................           2,000          119,360
Biomet, Inc. ..................................           6,000          162,360
Cardinal Health, Inc. .........................           5,850          414,706
Dentsply International, Inc. ..................           3,000          111,180
Johnson & Johnson, Inc. .......................           5,000          324,750
Medtronic, Inc. ...............................           4,600          207,966
Merck & Co., Inc. .............................           4,000          230,320
Patterson Dental Co. (b) ......................           4,000          174,920
Pfizer, Inc. ..................................           4,000          158,960
Saint Jude Medical, Inc. (b) ..................           2,000          154,300
Schering-Plough Corp. .........................           2,800           87,640
Stryker Corp. .................................           2,000          120,660
                                                                      ----------
                                                                       2,267,122
                                                                      ----------

PRODUCER PRODUCTS (1.7%)
Baldor Electric Co. ...........................           1,000           22,600
Teleflex, Inc. ................................           5,000          273,350
                                                                      ----------
                                                                         295,950
                                                                      ----------

TECHNOLOGY (9.1%)
Affiliated Computer Services, Inc. (b) ........           5,800          325,554
Applied Materials, Inc. (b) ...................           4,000          217,080
Automatic Data Processing, Inc. ...............           3,000          174,810
Dell Computer Corp. (b) .......................           4,000          104,440
EMC Corp. (b) .................................             200            2,384
Intel Corp. ...................................           5,000          152,050
International Business Machines Corp. .........           2,000          208,000
Microsoft Corp. (b) ...........................           3,400          205,054
Sanmina Corp. (b) .............................           8,000           94,000
Waters Corp. (b) ..............................           5,000          139,850
                                                                      ----------
                                                                       1,623,222
                                                                      ----------

TRANSPORTATION (2.1%)
Southwest Airlines ............................           9,750          188,663
United Parcel Service, Inc. - Class B .........           3,000          182,400
                                                                      ----------
                                                                         371,063
                                                                      ----------
TOTAL COMMON STOCKS (COST $9,757,083) .........                       10,665,690
                                                                      ----------



                                   Continued
--------------------------------------------------------------------------------

                                                     WALDEN SOCIAL BALANCED FUND
Schedule of Portfolio Investments                                 March 31, 2002


U.S. GOVERNMENT AGENCY OBLIGATIONS (27.4%)

                                                        PRINCIPAL
SECURITY DESCRIPTION                                    AMOUNT($)       VALUE
--------------------                                    ---------       -----

FEDERAL FARM CREDIT BANK (2.6%)
5.80%, 6/17/05 ...................................        100,000     $  103,233
5.63%, 1/23/06 ...................................        250,000        255,369
5.95%, 3/5/08 ....................................        100,000        101,906
                                                                      ----------
                                                                         460,508
                                                                      ----------

FEDERAL HOME LOAN BANK (16.1%)
6.38%, 11/14/03 ..................................        250,000        260,520
7.36%, 7/1/04 ....................................        250,000        267,153
6.50%, 11/15/05 ..................................        250,000        263,107
4.88%, 11/15/06 ..................................        750,000        738,709
6.19%, 5/6/08 ....................................        300,000        308,971
5.49%, 11/12/08 ..................................        250,000        246,813
5.90%, 3/26/09 ...................................        200,000        201,478
5.82% 3/30/09 ....................................        100,000        100,265
5.63%, 11/15/11 ..................................        500,000        482,150
                                                                      ----------
                                                                       2,869,166
                                                                      ----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.6%)
5.13%, 2/13/04 ...................................        106,000        108,539
                                                                      ----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (1.2%)
7.50%, 10/15/25 ..................................        199,522        209,151
                                                                      ----------

HOUSING AND URBAN DEVELOPMENT (0.6%)
Pohatcong Township, NJ, Series A, 7.13%, 8/1/12 ..        100,000        101,118
                                                                      ----------

U.S. TREASURY INFLATION PROTECTED BONDS (6.3%)
3.63%, 1/15/08 ...................................      1,000,000      1,125,339
                                                                      ----------
TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS (COST $4,791,938) ....................                     4,873,821
                                                                      ----------

CORPORATE OBLIGATIONS (6.1%)
COMMUNICATION SERVICES (0.9%)
Pacific Bell, 6.88%, 8/15/06 .....................        150,000        157,990
                                                                      ----------

CONSUMER CYCLICALS (1.4%)
Leggett & Platt, Inc., 7.19%, 4/24/02 (c) ........        200,000        200,617
May Department Stores Co., 9.88%, 12/1/02 ........         50,000         52,145
                                                                      ----------
                                                                         252,762
                                                                      ----------

CONSUMER STAPLES (2.6%)
H.J. Heinz Co., 6.88%, 1/15/03 ...................        250,000        256,990
Sysco Corp., 6.50%, 6/15/05 ......................        200,000        209,850
                                                                      ----------
                                                                         466,840
                                                                      ----------

FINANCIAL SERVICES (1.2%)
St. Paul Companies, Inc., 7.88%, 4/15/05 .........        200,000        213,582
                                                                      ----------
TOTAL CORPORATE OBLIGATIONS
(COST $1,063,550) ................................                     1,091,174
                                                                      ----------

INVESTMENT COMPANIES (3.7%)
Fifth Third Institutional Government
Money Market Fund ................................        655,326        655,326
                                                                      ----------
TOTAL INVESTMENT COMPANIES
(COST $655,326) ..................................                       655,326
                                                                      ----------

CERTIFICATES OF DEPOSIT (1.5%)

                                                        PRINCIPAL
SECURITY DESCRIPTION                                    AMOUNT($)       VALUE
--------------------                                    ---------       -----

Albina Community BanCorp, 4.30%, 3/15/05 .........         25,000     $   25,000
Borrego Springs Bank, 4.40%, 3/14/04 .............         25,000         25,000
Central Appalachian Peoples Federal
Credit Union, 5.25%, 3/14/04 .....................         25,000         25,000
Community Capital Bank, 4.57%, 7/20/04 ...........         50,000         50,000
Elk Horn Bank, 4.91%, 3/14/04 ....................         25,000         25,000
Northeast Community Federal Credit
Union, 1.00%, 3/15/05 ............................         25,000         25,000
Shorebank Pacific, 4.55%, 7/13/04 ................         50,000         50,000
Vermont Development Credit, 5.20%, 7/13/04 .......         50,000         50,000
                                                                     -----------
TOTAL CERTIFICATES OF DEPOSIT
(COST $275,000) ..................................                       275,000
                                                                     -----------

MUNICIPAL BONDS (1.2%)
MASSACHUSETTS (1.2%)
Massachusetts State Port Authority
Revenue, 6.30%, 7/1/05 ...........................        200,000        206,110
                                                                     -----------
TOTAL MUNICIPAL BONDS (COST $204,629) ............                       206,110
                                                                     -----------
TOTAL INVESTMENTS
(COST $16,747,537) (a) - 99.9% ...................                   $17,767,121
                                                                     ===========

------------
Percentages indicated are based on net assets of $17,785,936.
(a) Tax cost differs from market value by net unrealized appreciation of securities as follows:
         Unrealized appreciation ..................  $1,503,011
         Unrealized depreciation ..................    (483,427)
                                                     ----------
         Net unrealized appreciation ..............  $1,019,584
                                                     ==========
(b) Represents non-income producing security.
(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

ADR - American Depositary Receipt



                       See Notes to Financial Statements
--------------------------------------------------------------------------------

Financial Statements                                 WALDEN SOCIAL BALANCED FUND


STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002

ASSETS:
Investments, at value (cost $16,747,537) ................          $ 17,767,121
Interest and dividends receivable .......................               116,412
Prepaid expenses ........................................                 5,036
                                                                   ------------
     TOTAL ASSETS .......................................            17,888,569

Liabilities:
Payable for investments purchased .......................  84,247
  Investment Adviser ....................................   9,062
  Administration ........................................     365
  Other .................................................   8,959
                                                          -------
     TOTAL LIABILITIES ..................................               102,633
                                                                   ------------
NET ASSETS ..............................................          $ 17,785,936

COMPOSITION OF NET ASSETS:
Capital .................................................          $ 17,531,920
Accumulated net investment income .......................                67,095
Accumulated net realized losses from
  investment transactions ...............................              (832,663)
Unrealized appreciation from investments ................             1,019,584
                                                                   ------------
NET ASSETS ..............................................          $ 17,785,936
                                                                   ============
Shares outstanding (par value $0.001, unlimited
  number of shares authorized) ..........................             1,740,897
                                                                   ============
Net Asset Value, Offering Price and Redemption
  Price per share .......................................          $      10.22
                                                                   ============

STATEMENT OF OPERATIONS
For the year ended March 31, 2002

INVESTMENT INCOME:
  Interest ..............................................          $    317,072
  Dividend ..............................................               113,960
                                                                   ------------
     TOTAL INVESTMENT INCOME ............................               431,032
                                                                   ------------
EXPENSES:
  Investment Adviser .................................... 113,269
  Administration ........................................  30,206
  Accounting ............................................   8,896
  Custodian .............................................   3,623
  Transfer agency .......................................  18,000
  Other .................................................  19,817
                                                          -------
     Total expenses before fee reductions ...............               193,811
     Fees reduced by the Investment Adviser .............               (35,233)
     Fees reduced by the Administrator ..................                (7,551)
                                                                   ------------
     NET EXPENSES .......................................               151,027
                                                                   ------------
NET INVESTMENT INCOME ...................................               280,005
                                                                   ------------
NET REALIZED/UNREALIZED GAINS/(LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions ........              (707,933)
Change in unrealized appreciation/depreciation
  from investments ......................................             1,152,129
                                                                   ------------
Net realized/unrealized gains from investments ..........               444,196
                                                                   ------------
CHANGE IN NET ASSETS FROM OPERATIONS ....................          $    724,201
                                                                   ============



                       See Notes to Financial Statements
--------------------------------------------------------------------------------

Financial Statements                                 WALDEN SOCIAL BALANCED FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              For the year ended  For the year ended
INVESTMENT ACTIVITIES:                                                                          March 31, 2002      March 31, 2001
                                                                                                --------------      --------------
OPERATIONS:
Net investment income .......................................................................... $    280,005        $    253,855
Net realized losses from investment transactions ...............................................     (707,933)            (89,468)
Change in unrealized appreciation/depreciation from investments ................................    1,152,129            (958,017)
                                                                                                 ------------        ------------
CHANGE IN NET ASSETS FROM OPERATIONS ...........................................................      724,201            (793,630)
                                                                                                 ------------        ------------

DIVIDENDS:
 Net investment income .........................................................................     (290,852)           (232,055)
                                                                                                 ------------        ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS ................................................     (290,852)           (232,055)
                                                                                                 ------------        ------------

CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued ...................................................................    4,436,750           2,110,516
 Dividends reinvested ..........................................................................      287,474             232,055
 Cost of shares redeemed .......................................................................     (983,913)           (822,019)
                                                                                                 ------------        ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ...........................................    3,740,311           1,520,552
                                                                                                 ------------        ------------
CHANGE IN NET ASSETS ...........................................................................    4,173,660             494,867

NET ASSETS:
 Beginning of period ...........................................................................   13,612,276          13,117,409
                                                                                                 ------------        ------------
 End of period (including accumulated net investment income of
  $67,095 and $77,942, respectively)............................................................ $ 17,785,936        $ 13,612,276
                                                                                                 ============        ============

SHARE TRANSACTIONS:
 Issued ........................................................................................      439,783             200,392
 Reinvested ....................................................................................       28,690              21,830
 Redeemed ......................................................................................      (98,000)            (79,119)
                                                                                                 ------------        ------------
CHANGE IN SHARES ...............................................................................      370,473             143,103
                                                                                                 ============        ============







                        See Notes to Financial Statements
--------------------------------------------------------------------------------
                                        8

Financial Statements                         WALDEN SOCIAL BALANCED FUND
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the periods indicated.


                                                                                                                   For the period
                                                                          For the year ended  For the year ended   June 20, 1999 to
                                                                            March 31, 2002      March 31, 2001    March 31, 2000 (a)
                                                                          ------------------  ------------------  ------------------
NET ASSET VALUE, BEGINNING OF PERIOD ....................................    $     9.93           $    10.69        $    10.00
                                                                             ----------           ----------        ----------

INVESTMENT ACTIVITIES:
  Net investment income .................................................          0.18                 0.19              0.13
  Net realized and unrealized gains/(losses) from investment transactions          0.31                (0.77)             0.65
                                                                             ----------           ----------        ----------
  Total from investment activities ......................................          0.49                (0.58)             0.78
                                                                             ----------           ----------        ----------

DIVIDENDS:
  Net investment income .................................................         (0.20)               (0.18)            (0.09)
                                                                             ----------           ----------        ----------
  Total dividends .......................................................         (0.20)               (0.18)            (0.09)
                                                                             ----------           ----------        ----------

NET ASSET VALUE, END OF PERIOD ..........................................    $    10.22           $     9.93        $    10.69
                                                                             ==========           ==========        ==========

TOTAL RETURN ............................................................          4.94%               (5.57%)            7.83% (B)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000's) ...................................    $   17,786           $   13,612        $   13,117
  Ratio of net expenses to average net assets ...........................          1.00%                1.00%             1.01% (c)
  Ratio of net investment income to average net assets ..................          1.85%                1.88%             1.70% (c)
  Ratio of expenses to average net assets (d) ...........................          1.28%                1.33%             1.34% (c)
  Portfolio turnover ....................................................         22.09%               29.06%            28.80% (c)


--------------------------------------------------------------------------------
(a) Period from commenced operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.





                        See Notes to Financial Statements
--------------------------------------------------------------------------------
                                        9

Market and Performance                                 WALDEN SOCIAL EQUITY FUND
Review (unaudited)                          Manager Commentary by Robert Lincoln
--------------------------------------------------------------------------------


Counter to virtually all forecasts, including our own, the U.S. economy again demonstrated its extraordinary resilience during the fourth quarter of 2001 and the first quarter of this year. Consider the context. Despite the collapse of the huge technology investment bubble and the horror of September 11, real Gross Domestic Product Growth ("GDP") actually increased during the fourth quarter of last year. We believe all indications are that this year's first quarter was even stronger. Forecasters who once predicted doom are now reconsidering their earlier conclusion that the economic slowdown of 2001 even qualifies as a recession. We, however, would caution against uncritical optimism. While we believe that continued improvement in the economy is the most likely prospect, the risk of future economic weakness, dubbed a "double dip" by economic forecasters, remains a significant probability, one worth considering in making investment judgements.

In contrast to the favorable economic news, two adverse trends persisted over the past three months, stalling the stock market recovery that began in the last months of 2001. First was the sharp rise in long-term interest rates that was a natural complement to the surprising strength in the economy. As always, higher rates on government guaranteed bonds made equity valuations seem less appealing. Far more troubling was evidence that the lack of integrity of corporate financial statements went well beyond Enron, undermining the very confidence required for the healthy functioning of the financial markets. This latter development led to sharp declines in the shares of many companies suspected, in some cases probably unfairly, of manipulating their reporting with the intent of misleading investors. In light of these adverse trends that limited the S&P 500 to a return of 0.3% for the quarter, we are pleased to report a return of 3.6% for the Fund. For the last 12 months, the S&P 500 return was 0.2% and the Fund has returned 8.5%.

ECONOMIC SUMMARY AND OUTLOOK

Our economy is often viewed as the sum of four primary components:consumer, government, capital investment, and net exports. The consumer sector, which accounts for roughly two- thirds of economic activity, is the largest component. Over the past year, we, along with virtually all economic forecasters, underestimated the propensity of the American consumer to continue to spend against a backdrop of adverse political and economic events. Indeed, except for a few weeks after September 11, consumer spending increased consistently, accounting for most of the surprising economic strength.

A major assist to the consumer came from the Federal Reserve Board (the "Fed") in the form of sharply lower interest rates. The key federal funds rate was cut eleven times from January through December 2001, dropping the rate from 6.5% to just 1.75%.

Short-term interest rates are now at the lowest level in nearly 50 years. Consumer expenditures for housing and automobiles were especially aided by the interest rate reduction. Homes were made more affordable, and re-financing of existing mortgages either reduced monthly payments or generated fresh cash that consumers used for purchases of other goods and services. The automobile companies could not have afforded to offer the zero interest finance packages that lifted car sales to record levels without such low interest rates.

What now? Last fall's economic pessimism has given way to broad-based forecasts of sustained real GDP growth within a range of 2 to 4% over the next year. Those economists calling for growth toward the lower end of the range believe that most of the economic stimulus provided by last year's interest rate drop is behind us. Long-term interest rates actually rose over the past three months by over one percentage point. Investors have begun to anticipate a reversal in Fed policy as the economy improves. The more optimistic economic camp believes that the necessary momentum is already in place to sustain faster growth. The key contributors include rising government expenditures, lower taxes, inventory rebuilding, and an improvement in foreign economies. Implicit in both is the assumption that renewed terrorism within our borders will be either isolated or unsuccessful.

We agree that the most likely economic path for the next year is GDP growth of 2 to 4%, a range that would be viewed as favorable by investors. Nevertheless, we have a latent concern for the previously noted "double dip." The reasons for our caution include still weak foreign economies and prospects for continued softness in business capital spending given poor corporate profit levels and low utilization of existing productive capacity. Obviously, much still rests on the consumer sector. If the cumulative, interest rate induced expenditures for housing and automobiles of the past six months prove to have borrowed too much from potential expenditures of the next six months, future GDP growth could prove disappointing. The probability of such an economic case appears low, but, if it occurs, it will be detrimental to stock values.

Finally, it will be critically important to monitor the progress of the reexamination of corporate reporting. While we believe strongly that the use of truly fraudulent accounting practices is limited to only a few firms, there seems little doubt that the temptations created by the bull market of the late 1990s led many companies to cast their results in an inappropriate and misleading way. The revelations of abuse have extended to some large and otherwise well regarded companies. For example, several major telecommunications companies disclosed information that placed the legitimacy of their past reported revenues in question. Other firms disclosed accounting


--------------------------------------------------------------------------------
                                       10

Market and Performance                                 WALDEN SOCIAL EQUITY FUND
Review, (cont.)                             Manager Commentary by Robert Lincoln
--------------------------------------------------------------------------------


procedures that either inflated past reported profits or failed to disclose the existence of corporate debt. Quite naturally, the attention now being given to financial reporting will lead in the short run to lower reported earnings, a result that would normally further depress stock prices. However, in the longer term we believe this process should prove healthy for the markets. More reliable reporting will make possible more intelligent investment judgements and more confident investors.

INVESTMENT STRATEGY

The essence of investment strategy involves an assessment of prevailing values in light of economic and corporate developments.

At their current levels, we feel stock prices are reasonably attractive relative to the earning power demonstrated over the past several years. In conjunction with the current relatively low interest rates and inflation and with a favorable economic outlook, we would normally be optimistic about equities. Three concerns temper our enthusiasm. First, as noted above, we believe that in recent years many companies' earnings have been overstated. Second, we expect earnings growth to be restrained both by competitive issues and by more conservative accounting practices. Finally, we remain uncomfortable with the "wild card" possibility of future terrorist acts. That said, we expect to continue to view stocks favorably in the months ahead.

Our long-held approach to security selection emphasizes the quality and sustainability of reported earnings. Given the current issues regarding financial reporting, we believe this approach is especially timely. While we are well aware that we will not be able to uncover every questionable reporting treatment in the companies we select, our focus in this area surely accounts for much of the strong relative equity results experienced by portfolios we manage over the past year. We intend, of course, to retain this focus. Furthermore, in a period when earnings growth may be hard to find, we will seek to identify companies that in our judgement are more likely than average to have improving results. Many health-care companies and some insurance companies fall into that category. If the economy continues to improve, industrial and financial companies should also benefit. Meanwhile, our cautious stance toward technology stocks remains in place. With valuations still high, capital spending trends uncertain and accounting issues especially troublesome, we prefer to wait before making a larger commitment to that sector.

On behalf of all of us at Boston Trust, we thank you for your continued confidence in our services. Please feel free to contact us at 617.726.7256 should you have any questions about our investment views or your account.


/s/Robert Lincoln

Robert Lincoln
Portfolio Manager
Boston Trust Investment Management, Inc.



--------------------------------------------------------------------------------
                                       11

                                                       WALDEN SOCIAL EQUITY FUND
Investment Performance (unaudited)                                March 31, 2002
--------------------------------------------------------------------------------

Fund Net Asset Value: $10.26

                                                             Annualized
                                                     ---------------------------
                                           Quarter              Since Inception
                                           to Date      1 Year   June 20, 1999
  Walden Social Equity Fund(*)              3.64%       8.53%        1.53%

  Standard & Poor's 500 Stock Index(**)     0.28%       0.24%       -4.24%


(*) After all expenses at an annual rate of 1.00%, the adviser's expense limitation.
(**) The performance data being shown for the S&P 500 is calculated from June
     17, 1999.


                                    [CHART]

                         Walden
         S&P 500         Social
         Stock           Equity
         Index           Fund

6/99     10000           10000
          9688           10110
          9640            9910
          9376            9460
          9969            9850
         10172           10100

12/99    10771           10290
         10230            9937
         10036            9665
         11018           10694
         10686           10492
         10467           10361
         10725           10482
         10557           10210
         11213           10734
         10621           10341
         10576           10553
          9742           10149

12/00     9790           10513
         10137           10554
          9213            9986
          8629            9612
          9300           10138
          9362           10270
          9135            9936
          9045           10108
          8479            9723
          7794            9034
          7943            9156
          8552            9835

12/01     8629           10065
          8935           10035
          8120           10086

3/02      8425           10432



The above information is not covered by the Report of Independent Public Accountants.

The chart represents a historical investment of $10,000 in the Walden Social Equity Fund from June 20,1999, to March 31, 2002, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Standard & Poor's 500 Stock
Index, which is an unmanaged index of stocks that measures the asset-weighted performance of 500 stocks of large capitalization companies. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.





--------------------------------------------------------------------------------

                                                       WALDEN SOCIAL EQUITY FUND
Schedule of Portfolio Investments                                 March 31, 2002
--------------------------------------------------------------------------------

COMMON STOCKS (97.9%)

SECURITY DESCRIPTION                                  SHARES             VALUE
--------------------                                  ------             -----

BASIC MATERIALS  (4.6%)
Air Products & Chemical, Inc .................         6,000        $  309,900
Bemis Co., Inc ...............................         5,000           271,750
Donaldson Co., Inc ...........................         8,000           321,680
Ecolab, Inc ..................................         6,000           274,320
                                                                    ----------
                                                                     1,177,650
                                                                    ----------

CAPITAL GOODS (3.6%)
Illinois Tool Works ..........................         6,600           477,510
Ingersoll-Rand Co ............................         9,000           450,180
                                                                    ----------
                                                                       927,690
                                                                    ----------
COMMUNICATION SERVICES (4.8%)
Alltel Corp ..................................         6,427           357,020
Bellsouth Corp ...............................         6,000           221,160
Nokia Corp., ADR .............................         5,000           103,700
SBC Communications, Inc ......................        10,185           381,326
Telefonaktiebolaget LM Ericsson, ADR .........        40,000           167,200
                                                                    ----------
                                                                     1,230,406
                                                                    ----------

CONSUMER CYCLICALS (12.8%)
BJ's Wholesale Club, Inc.(b)..................         6,000           268,200
Costco Wholesale Corp.(b) ....................         7,500           298,650
Home Depot, Inc ..............................         7,000           340,270
La-Z-Boy, Inc ................................        15,000           411,750
Leggett & Platt, Inc .........................        14,000           347,200
McClatchy Co .................................         7,000           415,590
Omnicom Group, Inc ...........................         5,000           472,000
TJX Cos., Inc ................................         9,000           360,090
Washington Post Co ...........................           600           364,218
                                                                    ----------
                                                                     3,277,968
                                                                    ----------

CONSUMER PRODUCTS (4.1%)
Aptargroup, Inc ..............................        15,000           525,750
Herman Miller, Inc ...........................        10,000           237,800
Jones Apparel Group, Inc.(b) .................         8,000           279,600
                                                                    ----------
                                                                     1,043,150
                                                                    ----------

CONSUMER STAPLES (8.7%)
Alberto-Culver Company Class A ...............         6,000           289,200
Avon Products, Inc. ..........................         8,000           434,560
Colgate-Palmolive Co. ........................         5,000           285,750
CVS Corp. ....................................        10,000           343,300
Kimberly-Clark Corp. .........................         6,000           387,900
Sysco Corp. ..................................        16,000           477,120
                                                                    ----------
                                                                     2,217,830
                                                                    ----------

ENERGY (5.0%)
Apache Corp. .................................         4,400           250,272
BP Amoco PLC, ADR ............................        17,232           915,019
Keyspan Corp. ................................         3,000           109,170
                                                                    ----------
                                                                     1,274,461
                                                                    ----------

FINANCIAL SERVICES (20.2%)
American International Group, Inc. ...........         3,500           252,490
Bank of America Corp. ........................        10,000           680,200
Chubb Corp. ..................................         4,000           292,400
Cincinnati Financial Corp. ...................        11,000           480,260
Fannie Mae ...................................         5,000           399,400
First Virginia Banks,Inc. ....................         6,900           370,047
Fleet Boston Financial Corp. .................        10,000           350,000
John Hancock Financial Services, Inc. ........         8,000           305,520
Marsh & McLennan Cos. ........................         2,500           281,850
Northern Trust Corp. .........................         6,000           360,660


COMMON STOCKS (97.9%), CONTINUED

SECURITY DESCRIPTION                                  SHARES             VALUE
--------------------                                  ------             -----

FINANCIAL SERVICES (20.2%), CONTINUED
State Street Corp. ...........................         8,000       $   443,040
T.Rowe Price Group, Inc. .....................        12,800           498,304
Wilmington Trust Corp. .......................         7,000           471,170
                                                                    ----------
                                                                     5,185,341
                                                                    ----------

HEALTH CARE (16.6%)
Amgen,Inc.(b) ................................         6,000           358,080
Biomet, Inc. .................................        13,425           363,281
Bristol-Myers Squibb Co. .....................         5,000           202,450
Cardinal Health, Inc. ........................         6,000           425,340
Dentsply International, Inc. .................        12,000           444,720
Johnson & Johnson, Inc. ......................         8,000           519,600
Medtronic, Inc. ..............................         8,000           361,680
Merck & Co., Inc. ............................         6,000           345,480
Pfizer, Inc. .................................        12,000           476,880
Saint Jude Medical, Inc.(b) ..................         5,000           385,750
Schering-Plough Corp. ........................        12,000           375,600
                                                                    ----------
                                                                     4,258,861
                                                                    ----------

PRODUCER PRODUCTS (3.5%)
Carlisle Cos., Inc. ..........................         8,000           349,760
Teleflex, Inc. ...............................        10,000           546,700
                                                                    ----------
                                                                       896,460
                                                                    ----------

TECHNOLOGY (12.8%)
Applied Materials, Inc.(b) ...................        10,000           542,700
Automatic Data Processing, Inc. ..............         5,000           291,350
Dell Computer Corp.(b) .......................        10,000           261,100
Diebold, Inc. ................................         8,000           325,920
EMC Corp.(b) .................................        15,000           178,800
Intel Corp. ..................................        15,000           456,150
International Business Machines Corp. ........         3,500           364,000
Microsoft Corp.(b) ...........................         9,000           542,790
Sanmina Corp.(b) .............................        10,000           117,500
Texas Instruments, Inc. ......................         6,000           198,600
                                                                    ----------
                                                                     3,278,910
                                                                    ----------

TRANSPORTATION (1.2%)
United Parcel Service, Inc. - Class B ........         5,000           304,000
                                                                    ----------
TOTAL COMMON STOCKS (COST $23,066,400) .......                      25,072,727
                                                                    ==========


INVESTMENT COMPANIES (2.1%)

Fifth Third Institutional Government
 Money Market Fund ...........................       535,357           535,357
                                                                    ----------
TOTAL INVESTMENT COMPANIES
  (COST $535,357) ............................                         535,357
                                                                    ----------
TOTAL INVESTMENTS
  (COST $23,601,757) (a) - 100.0% ............                     $25,608,084
                                                                   ===========

--------------------
Percentages indicated are based on net assets of $25,615,864.
(a) Tax cost differs from market value by net unrealized appreciation of securities as follows:
          Unrealized appreciation ...............       $3,441,912
          Unrealized depreciation ...............       (1,435,585)
                                                        ----------
          Net unrealized appreciation ...........       $2,006,327
                                                        ==========

(b) Represents non-income producing security.
ADR - American Depositary Receipt



                       See Notes to Financial Statements
--------------------------------------------------------------------------------
                                       13

Financial Statements                                   WALDEN SOCIAL EQUITY FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

March 31,2002

ASSETS:
Investments, at value (cost $23,601,757)..............             $25,608,084
Dividends receivable..................................                  31,655
Prepaid expenses......................................                   3,814
                                                                    -----------
    TOTAL ASSETS......................................              25,643,553

LIABILITIES:
Accrued expenses and other liabilities:
 Investment Adviser...................................    15,137
 Administration.......................................       525
 Other................................................    12,027
                                                         -------
    TOTAL LIABILITIES.................................                  27,689
                                                                    -----------

NET ASSETS............................................             $25,615,864
                                                                   ===========

COMPOSITION OF NET ASSETS:
Capital...............................................             $24,912,636
Accumulated net investment income.....................                  19,685
Accumulated net realized losses from
 investment transactions..............................              (1,322,784)
Unrealized appreciation from investments..............               2,006,327
                                                                   -----------
NET ASSETS............................................             $25,615,864
                                                                   ===========
Shares outstanding (par value $0.001, unlimited
 number of shares authorized).........................               2,497,858
                                                                   ===========
Net Asset Value,Offering Price and Redemption
 Price per share......................................                  $10.26
                                                                   ===========


STATEMENT OF OPERATIONS
For the year ended March 31,2002

INVESTMENT INCOME:
Dividend.............................................                 $305,717
                                                                    -----------
    TOTAL INVESTMENT INCOME..........................                  305,717
                                                                    -----------

EXPENSES:
 Investment Adviser..................................    169,639
 Administration......................................     45,238
 Accounting..........................................      5,614
 Custodian...........................................      4,453
 Transfer agency.....................................     18,000
 Other...............................................     24,338
                                                         -------
   Total expenses before fee reductions..............                  267,282
   Fees reduced by the Administrator.................                  (11,310)
   Fees reduced by the Investment Adviser............                  (29,785)
                                                                    -----------
   NET EXPENSES......................................                  226,187
                                                                    -----------

NET INVESTMENT INCOME................................                   79,530
                                                                    -----------

NET REALIZED/UNREALIZED GAINS/(LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions.....                 (494,396)
Change in unrealized appreciation/depreciation
 from investments....................................                2,334,144
                                                                    -----------
Net realized/unrealized gains from investments.......                1,839,748
                                                                    -----------
CHANGE IN NET ASSETS FROM OPERATIONS.................               $1,919,278
                                                                    ==========


                                   Continued
--------------------------------------------------------------------------------
                                       14

Financial Statements                                   WALDEN SOCIAL EQUITY FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS


                                                                       For the year ended      For the year ended
                                                                         March 31,  2002          March 31,  2001
                                                                         --------------          --------------
INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income .........................................         $     79,530             $     77,587
Net realized losses from investment transactions ..............             (494,396)                (562,722)
Change in unrealized appreciation/depreciation from investments            2,334,144               (1,957,215)
                                                                        ------------             ------------
CHANGE IN NET ASSETS FROM OPERATIONS ..........................            1,919,278               (2,442,350)
                                                                        ------------             ------------

DIVIDENDS:
 Net investment income ........................................              (88,251)                 (87,745)
                                                                        ------------             ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS ...............              (88,251)                 (87,745)
                                                                        ------------             ------------

CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued ..................................            3,226,062                1,980,903
 Dividends reinvested .........................................               88,234                   87,744
 Cost of shares redeemed ......................................             (895,690)              (3,235,954)
                                                                        ------------             ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ..........            2,418,606               (1,167,307)
                                                                        ------------             ------------
CHANGE IN NET ASSETS ..........................................            4,249,633               (3,697,402)


NET ASSETS:
 Beginning of period ..........................................           21,366,231               25,063,633
                                                                        ------------             ------------
 End of period (including accumulated net investment
   income of $19,685 and $28,406, respectively) ...............         $ 25,615,864             $ 21,366,231
                                                                        ============             ============


SHARE TRANSACTIONS:
 Issued .......................................................              327,797                  193,566
 Reinvested ...................................................                9,022                    8,536
 Redeemed .....................................................              (90,190)                (315,541)
                                                                        ------------             ------------
CHANGE IN SHARES ..............................................              246,629                 (113,439)
                                                                        ============             ============





                        See Notes to Financial Statements
--------------------------------------------------------------------------------

Financial Statements                                   WALDEN SOCIAL EQUITY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.


                                                                                                                For the period
                                                                 For the year ended   For the year ended       June 20, 1999 to
                                                                   March 31, 2002       March 31, 2001        March 31, 2000 (a)
                                                                   ---------------      ---------------       ------------------
NET ASSET VALUE, BEGINNING OF PERIOD ...........................   $    9.49              $   10.60               $   10.00
                                                                   ---------              ---------               ---------
INVESTMENT ACTIVITIES:
  Net investment income .......................................         0.04                   0.03                    0.02
  Net realized and unrealized gains/(losses) from investment
    transactions...............................................         0.77                  (1.10)                   0.67
                                                                   ---------              ---------               ---------
  Total from investment activities ............................         0.81                  (1.07)                   0.69
                                                                   ---------              ---------               ---------
DIVIDENDS:
  Net investment income .......................................        (0.04)                 (0.04)                  (0.01)
  In excess of net realized gains .............................           --                     --                   (0.08)
                                                                   ---------              ---------               ---------
  Total dividends .............................................        (0.04)                 (0.04)                  (0.09)
                                                                   ---------              ---------               ---------
NET ASSET VALUE, END OF PERIOD .................................   $   10.26              $    9.49                   10.60
                                                                   =========              =========               =========
TOTAL RETURN ..................................................         8.53%                (10.12%)                  6.94% (b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000's) .........................    $  25,616              $  21,366               $  25,064
  Ratio of net expenses to average net assets .................         1.00%                  1.00%                   1.00% (c)
  Ratio of net investment income to average net assets ........         0.35%                  0.33%                   0.28% (c)
  Ratio of expenses to average net assets (d) .................         1.18%                  1.19%                   1.18% (c)
  Portfolio turnover ..........................................        22.42%                 45.26%                  28.57% (c)



--------------------------------------------------------------------------------
(a)  Period from commenced operations.
(b)  Not annualized.
(c)  Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.








                        See Notes to Financial Statements
--------------------------------------------------------------------------------

Notes to Financial Statements                                    March 31,  2002
--------------------------------------------------------------------------------

1.   ORGANIZATION:

          The Coventry Group (the "Group") was organized as a Massachusetts business trust on January 8, 1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The accompanying financial statements are those of the Walden Social Balanced Fund and Walden Social Equity Fund (individually, a "Fund", collectively, the "Funds"). The Funds are a separate series of the Coventry Group. Financial statements for all other series are published separately.

          The Funds' investment objectives are as follows: The Walden Social Balanced Fund seeks long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments. The Walden Social Equity Fund seeks long-term capital growth through an actively managed portfolio of stocks.

2.   SIGNIFICANT ACCOUNTING POLICIES:

          The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITY VALUATION:

          The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or at the direction of the Group's Board of Trustees.

          Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investment companies are valued at their respective net asset values.

     SECURITY TRANSACTIONS AND RELATED INCOME:

          Security transactions are accounted for on trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

     EXPENSE ALLOCATION:

          Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

     DIVIDENDS TO SHAREHOLDERS:

          Dividends from net investment income and net realized gains, if any, are declared and distributed annually. Additional dividends are also paid to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital; temporary differences do not require reclassification. The tax basis of distributions for 2002 and 2001 was ordinary income. As of March 31, 2002, the difference between the book and tax basis of distributable earnings for the Walden Social Balanced Fund is the result of post-October 31st losses.

     FEDERAL INCOME TAXES:

          Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income tax is required.

3.   RELATED PARTY TRANSACTIONS:

     INVESTMENT ADVISER:

          Boston Trust Investment Management, Inc. (the "Investment Adviser") acts as the investment adviser to the Funds. On May 12, 2001, the Investment Adviser assumed all advisory responsibilities from its parent company, United States Trust Company of Boston ("USTCB"), the previous investment adviser to the Funds. For its services, the Investment Adviser is entitled to receive a fee, computed daily and paid monthly, based on the average daily net assets of each Fund, at an annual rate of 0.75%.


                                    Continued
--------------------------------------------------------------------------------

Notes to Financial Statements                                     March 31, 2002
--------------------------------------------------------------------------------

     At March 31, 2002, USTCB held, in a fiduciary capacity, 51% and 11% of the outstanding shares of the Walden Social Balanced Fund and Walden Social Equity Fund, respectively.

     ADMINISTRATION:

          BISYS Fund Services Ohio, Inc.("BISYS Ohio"), who serves the Funds as administrator, is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Group are affiliated. Such officers are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS Ohio receives an annual fee, computed daily and paid monthly, based on the average daily net assets of each Fund, at an annual rate of 0.20%.

     DISTRIBUTION:

          BISYS Fund Services Limited Partnership ("BISYS"), a wholly owned subsidiary of The BISYS Group, Inc., serves as the Funds' distribution agent.

     CUSTODIAN, TRANSFER AGENCY AND FUND ACCOUNTING:

          United States Trust Co.of Boston ("USTCB"), an affiliate of the Adviser, acts as the Funds' custodian and transfer agent. Under the custody agreement, USTCB receives an annual fee computed daily and paid monthly based on the Funds' average daily net assets. USTCB receives a fixed fee for its services as the transfer agent. BISYS Ohio provides fund accounting services for the Funds. For these services to the Funds, BISYS Ohio receives an annual fee accrued daily and paid monthly for each Fund.

     FEE REDUCTIONS AND REIMBURSEMENTS:

          The Investment Adviser has agreed to reduce its fees payable by the Funds to the extent necessary to limit the Funds' aggregate annual operating expenses to 1.00% of the average daily net assets. Any such reductions made by the Investment Adviser in its fees or payments or reimbursement of expenses which are the Funds' obligation may be subject to repayment by the Funds within three years provided the Funds are able to effect such repayment and remain in compliance with applicable limitations. Pursuant to its agreement, for the year ended March 31, 2002, the Investment Adviser reimbursed the Walden Social Balanced Fund and the Walden Social Equity Fund $35,233 and $29,785, respectively. As of March 31, 2002, the Investment Adviser may recoup $99,038 and $87,391 from the Walden Social Balanced Fund and Walden Social Equity Fund, respectively.

          BISYS Ohio has agreed to reduce its administration fees.For the year ended March 31, 2002, BISYS Ohio voluntarily reduced $7,551 and $11,310 in fees for the Walden Social Balanced Fund and the Walden Social Equity Fund, respectively.

4.   PURCHASES AND SALES OF SECURITIES:

          Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the year ended March 31, 2002, totaled:

                                                PURCHASES            SALES
                                                ---------            -----

     Walden Social Balanced Fund                $7,296,749         $3,110,653
     Walden Social Equity Fund                   7,528,348          4,945,778

5.   FEDERAL INCOME TAX INFORMATION:

          For federal income tax purposes, the following Funds have capital loss carry forwards as of March 31, 2002, which are available to offset future realized gains, if any:

                                                 AMOUNT            EXPIRES
                                                 ------            -------

     Walden Social Balanced Fund               $ 28,136             2008
                                                 17,496             2009
                                                463,541             2010
     Walden Social Equity Fund                  368,539             2009
                                                954,245             2010

6.   OTHER FEDERAL TAX INFORMATION (UNAUDITED):

          For the taxable year ended March 31, 2002, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations.

                                                QUALIFIED DIVIDEND INCOME
                                                -------------------------

     Walden Social Balanced Fund                         29.38%
     Walden Social Equity Fund                          100.00%

     Losses incurred after October 31, within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Walden Social Balanced Fund and the Walden Social Equity Fund have incurred and will elect to defer $323,490 and $0 of realized losses, respectively.


--------------------------------------------------------------------------------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Trustees of the Walden Social Balanced Fund and the Walden Social Equity Fund of The Coventry Group:

We have audited the accompanying statements of assets and liabilities of the Walden Social Balanced Fund and the Walden Social Equity Fund of The Coventry Group (a Massachusetts business trust), including the schedules of portfolio investments, as of March 31, 2002, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Walden Social Balanced Fund and the Walden Social Equity Fund as of March
31, 2002, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.




ARTHUR ANDERSEN LLP

Columbus, Ohio,
May 15, 2002

Trustees                                                          March 31, 2002
--------------------------------------------------------------------------------


                                                                                         NUMBER OF
                                                TERM OF             PRINCIPAL            PORTFOLIOS IN       OTHER
                               POSITION(S)      OFFICE AND          OCCUPATION(S)        FUND COMPLEX        TRUSTEESHIPS
NAME, ADDRESS,                 HELD WITH        LENGTH OF           DURING PAST          OVERSEEN BY         HELD BY
AND AGE                        FUND             TIME SERVED         5 YEARS              TRUSTEE             TRUSTEE(*)
--------------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
Maurice G. Stark
3435 Stelzer Road              Trustee          2/92 to present     Retired                   13             N/A
Columbus, OH  43219
Age:66

John H. Ferring IV
Plaze Inc.                                                          President and
105 Bolte                      Trustee          5/98 to present     owner, Plaze, Inc.        13             N/A
St.Claire, MO  63077                                                1979 to present
Age:49

Michael Van Buskirk                                                 Chief Executive
3435 Stelzer Road                                                   Officer, Ohio Bankers                    BISYS Variable
Columbus, Oh 43219             Trustee          2/92 to present     League (industry          13             Insurance Funds
Age:55                                                              trade association)
                                                                    5/91 to present


INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

Jeffrey R. Young(1)
3435 Stelzer Road              Chairman and                         Employee of BISYS
Columbus, Ohio  43219          Trustee          8/99 to present     Fund Services             13             N/A
Age:38                                                              10/93 to present

Walter B. Grimm(1)
3435 Stelzer Road                                                   Employee of BISYS                        American Performance
Columbus, Oh 43219             Trustee          4/96 to present     Fund Services             13             Funds
Age:57                                                              6/92 to present




--------------------------------------------------------------------------------------------------------------------------------

(*)  Not reflected in prior column.
(1) Mr. Grimm and Mr. Young are each deemed to be an "interested person," as defined by the 1940 Act, because of their employment with BISYS Fund Services.

INVESTMENT ADVISER
Boston Trust Investment Management, Inc.
40 Court Street
Boston, MA 02108


CUSTODIAN AND TRANSFER AGENT
United States Trust Company of Boston
40 Court Street
Boston, MA 02108


ADMINISTRATOR
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219


DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219


AUDITORS
Arthur Andersen LLP
Huntington Center
41 South High Street
Columbus, OH 43215-6150


LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006





This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.


                                                           [LOGO]     Printed on
                                                                      Recycled
                                                                       Paper

5/02